UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

April 4, 2017

Date of report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-12019

PENNSYLVANIA		No. 23-0993790
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)
One Quaker Park 901 E. Hector Street Conshohocken, Pennsylvania 19428 (Address of principal executive offices) (Zip Code)

(610) 832-4000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement

Share Purchase Agreement

On April 4, 2017, Quaker Chemical Corporation, a Pennsylvania corporation (the “Company”), entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Gulf Houghton Lubricants, Ltd., an exempted company incorporated under the laws of the Cayman Islands (“Gulf Houghton”), Global Houghton Ltd., an exempted company incorporated under the laws of the Cayman Islands (“Global Houghton”), and certain members of the management of Global Houghton (collectively with Gulf Houghton, the “Sellers”) and Gulf Houghton Lubricants, Ltd., as agent for the Sellers (the “Sellers’ Representative”).

Upon the terms and subject to the conditions set forth in the Share Purchase Agreement, the Company has agreed to purchase (the “Acquisition”) the entire issued and outstanding share capital (the “Shares”) of Global Houghton from the Sellers. The Shares will be sold for an aggregate purchase price (subject to possible adjustment pursuant to the terms of the Share Purchase Agreement) consisting of: (1) $172,500,000 in cash; and (2) a number of shares (the “Consideration Shares”) of common stock, $1.00 par value per share, of the Company (the “Common Stock”) comprising 24.5% of the Common Stock outstanding as of the closing of the Acquisition (the “Closing”). However, if the proposed Charter Amendment, as described below, is not approved by the Company’s shareholders at the Meeting (defined below), the Company will instead issue, as Consideration Shares, shares of a new series of voting preferred stock of the Company (the “Preferred Stock”) with equivalent rights. A portion of the cash consideration and the Consideration Shares totaling in the aggregate $100,000,000 (the “Cap”) will at the Closing be placed in escrow to secure the Sellers’ representations warranties and covenants in the Share Purchase Agreement. If the Company or Global Houghton is required, in order to obtain the necessary regulatory approvals, to commit to any divestiture, license, hold separate, sale or other disposition of or with respect to the businesses, assets, properties or product lines of the Company, Global Houghton or any of their respective subsidiaries, representing a certain amount of pro forma combined net sales of the Company and Global Houghton (which commitment we refer to as a “triggering divestiture”), the purchase price may be reduced subject to the terms of the Share Purchase Agreement. In addition to the purchase of the shares as described above, at the Closing, the holders of certain stock options and stock appreciation rights (“SARs”) of Global Houghton will surrender their stock options and SARs for cancellation, in exchange for a portion of the cash portion of the purchase price, as described above.

The Company and the Sellers have each made representations and warranties to each other that are customary for transactions of this nature and which generally survive for a limited period. Subject to certain exceptions, both the Company’s and the Sellers’ liability under the Share Purchase Agreement are subject to caps and deductible amounts.

The Company, the Sellers and Global Haughton have agreed to customary covenants between the date of the Share Purchase Agreement and the Closing, including an agreement by the Sellers that the business of Global Houghton will be conducted in the normal course consistent with past practices, and not to take certain actions specified in the Share Purchase Agreement. Gulf Houghton and certain of its affiliates have each also agreed at Closing to enter into an agreement under which they would not, subject to certain exceptions, (a) for a period of two years from the Closing, (i) own, manage, operate or control any business which competes with the Company (as combined with Global Houghton and including subsidiaries) or (ii) become a shareholder, partner, member or owner of any Person who is engaged in the same business as the Company (as combined with Global Houghton and including subsidiaries) or (b) for a period of three years, employ or solicit any employee of the Company or any of its subsidiaries.

The issuance of the Consideration Shares at Closing is subject to the approval by the stockholders of the Company under the rules of the New York Stock Exchange (the “Company Stockholder Approval”). The Company expects to seek the Company Stockholder Approval at a meeting of the Company’s shareholders (the “Meeting”), at which the Company will also seek shareholder approval for an amendment (the “Charter Amendment”) to the Company’s articles of incorporation to provide that every holder of Common Stock is entitled to one vote for each share of Common Stock. The Closing is subject to the receipt of the Company Stockholder Approval, as well as satisfaction of other conditions, including certain regulatory approvals. The Share Purchase Agreement may be terminated by the Company or the Sellers’ Representative if any of the closing conditions applicable to the other party have not been, or if it becomes apparent that any of such conditions will not be, fulfilled by the date that is twelve (12) months from the date of Share Purchase Agreement, or if triggering divestitures in excess of a certain level of pro forma 2016 net sales of the combined entity are required by regulatory authorities.

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Shareholder Agreement

In connection with the Share Purchase Agreement, the Company has agreed, at the Closing, to enter into the Shareholder Agreement (the “Shareholder Agreement”) with Gulf Houghton, Gulf Oil International, Ltd., and GOCL Corporation Limited (each, a “Shareholder” and together, the “Shareholders”) substantially in the form attached as an exhibit to the Share Purchase Agreement.

Pursuant to the terms of the Share Purchase Agreement, in connection with the Closing, the Company will set the size of the Board of the Company (the “Board”) at 12 directors (or, if the Company and the Sellers’ Representative mutually agree, nine directors). Under the terms and subject to the conditions of the Shareholder Agreement, including qualification standards under the Company’s corporate governance policies and the requirements of the New York Stock Exchange, the Shareholders will have the right to nominate three individuals for election to the Board (each a “Shareholder Designee”), subject to reduction if the Shareholders’ ownership percentage decreases. Each Shareholder Designee would serve on a different class of the Board and, for so long as a Shareholder Designee serves on the Board, a Shareholder Designee would have the right to be a member of each Board committee.

Under the Shareholder Agreement, the Shareholders would agree to vote all of the Consideration Shares held by them in accordance with the recommendation of the Board with regard to each slate of individuals nominated for election to the Board until the date that is six months after the first day on which no Shareholder Designee is serving on the Board (the “Governance Restricted Period”). Additionally, during the Governance Restricted Period, each Shareholder would not, except to the extent approved by the Board, directly or indirectly, participate in a hostile transaction or change in control proposal.

During the Governance Restricted Period, the Shareholders would have preemptive rights if the Company offers or sells any new securities, subject to customary exceptions. Other than pursuant to the foregoing participation right, however, the Shareholders may not, for a period of two years following the Closing, acquire any equity securities of the Company.

The Consideration Shares held by each Shareholder may not be transferred within the first six months after the Closing and transfers thereafter are subject to certain restrictions. However, beginning six months after the Closing, the Shareholders would have certain demand and piggyback registration rights, related to sales and pursuant to registration under the Securities Act of 1933.

The foregoing description of the Share Purchase Agreement and the Shareholder Agreement, and the transactions and agreements contemplated thereby does not purport to be complete and is subject to and qualified in their entirety by the full text of the Share Purchase Agreement and the Shareholder Agreement, which are attached to this Current Report on Form 8-K as Exhibit 10.1 (with the form of Shareholder Agreement attached to the Share Purchase Agreement as Exhibit E thereto) and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The description of the Share Purchase Agreement set forth in Item 1.01 above is incorporated by reference to this Item 3.02. Pursuant to the terms and conditions of the Share Purchase Agreement, the Company will issue shares of Common Stock comprising 24.5% of the Common Stock outstanding as of the Closing of the Acquisition, or an equivalent number of shares of Preferred Stock, as part of the consideration for the purchase price. The Company will offer and sell such Common Stock or such Preferred Stock in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, the Company will file a proxy statement with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THIS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by the Company with the Commission at the Commission's web site at http://www.sec.gov. Free copies of the proxy statement, once available, and of the Company’s other filings with the Commission may also be obtained from the Company by directing a request to:  Victoria K. Gehris, Investor Relations, 610.832.4246.

The Company and its directors, executive officers and other members of its management may solicit proxies from its shareholders in favor of the transaction. Information concerning such persons who may be considered participants in the solicitation of the Company’s shareholders under the rules of the Commission will be set forth in the definitive proxy statement to be filed by the Company with the Commission in connection with the transaction.

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CAUTIONARY NOTE ON FORWARD-LOOKING STATEMENTS

This release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected in such statements. A major risk is that demand for the Company's products and services is largely derived from the demand for its customers' products, which subjects the Company to uncertainties related to downturns in a customer's business and unanticipated customer production shutdowns. Other major risks and uncertainties include, but are not limited to, significant increases in raw material costs, customer financial stability, worldwide economic and political conditions, foreign currency fluctuations, future terrorist attacks and other acts of violence. Other factors, including those related to the transaction, could also adversely affect us including, but not limited to:

•	the risk that the Company shareholders may not approve the issuance of certain consideration for the proposed transaction;
•	the risk that a required regulatory approval will not be obtained or is subject to conditions that are not anticipated or acceptable to us;
•	the potential for regulatory authorities to require divestitures in connection with the proposed transaction, which would result in a smaller than anticipated combined business;
•	the risk that a closing condition to the proposed transaction may not be satisfied in a timely manner;
•	risks associated with the financing of the transaction;
•	the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement;
•	potential adverse effects on the Company’s business, properties or operations caused by the implementation of the transaction;
•	The Company’s ability to promptly, efficiently and effectively integrate Houghton’s operations into those of the Company; and
•	risks related to disruption of management time from ongoing business operations due to the proposed transaction; and,
•	the outcome of any legal proceedings that may be instituted against the companies following announcement of the merger agreement and transactions contemplated therein.

Therefore, we caution you not to place undue reliance on our forward-looking statements.

For more information regarding these risks and uncertainties as well as certain additional risks that we face, you should refer to the Risk Factors detailed in Item 1A of our 2016 Form 10-K, and in our subsequent quarterly and other reports filed from time to time with the Commission. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date on which we issued this report. We do not intend to, and we disclaim any duty or obligation to, update or revise any forward-looking statements to reflect new information or future events or for any other reason

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are included as part of this report:

Exhibit No.	Description

10.1*	Share Purchase Agreement, dated April 4, 2017, by and among Quaker Chemical Corporation, a Pennsylvania corporation, Gulf Houghton Lubricants, Ltd., an exempted company incorporated under the laws of the Cayman Islands, Global Houghton Ltd., an exempted company incorporated under the laws of the Cayman Islands, and certain members of the management of Global Houghton Ltd. and Gulf Houghton Lubricants, Ltd., as agent for the Sellers.

* Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION

Date: April 5, 2017	By:	/s/ Robert T. Traub
Robert T. Traub
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Share Purchase Agreement, dated April 4, 2017, by and among Quaker Chemical Corporation, a Pennsylvania corporation, Gulf Houghton Lubricants, Ltd., an exempted company incorporated under the laws of the Cayman Islands, Global Houghton Ltd., an exempted company incorporated under the laws of the Cayman Islands, and certain members of the management of Global Houghton Ltd. and Gulf Houghton Lubricants, Ltd., as agent for the Sellers.

* Certain exhibits and schedules have been omitted and the Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted exhibits and schedules upon request.